Exhibit 99.1
1 Euro Pacific Global Investment Conference New York September 10, 2013 Double Eagle Petroleum Co. KSH
2 Corporate Information & Disclaimer NASDAQ: DBLE Shares Outstanding: 11,341,379 52 Week Price Range: $2.86-$6.20 50 Day Average Volume: 19,056 *information quoted above as of August 29,2013 Corporate Office: 1675 Broadway, Suite 2200 Denver, CO 80202 www.dble.com This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Effective for the Company's December 31, 2010 Form 10-K, SEC guidelines were changed to also allow for disclosure of "probable" and "possible" reserves. We may use these terms in this presentation. Investors are urged to consider closely the disclosure in our 2012 Form 10-K, File No. 1-33571, available from us at Double Eagle Petroleum, 1675 Broadway, Suite 2200, Denver, Colorado 80202, attention Investor Relations. You can also obtain this form from the SEC by calling 1-800-SEC-0330.
Wyoming Operations 3
Building Shareholder Value Building Shareholder Value 4 Niobrara Shale Play Midstream Pipeline Atlantic Rim CBM and Pinedale Anticline
5 Proven Execution Cont. Cost Control Low cost growth through the drill bit F&D Costs three year weighted average of $ 0.87 Mcfe 2012 Production Costs, including taxes--$ 1.46 per Mcfe G&A Costs equals 16 % of revenues; among lowest of peer group with revenues < $150 million Based upon the Global Hunter Securities Exploration & Production sector statistical Analysis, Double Eagle out performs most of its peer group (3 year average): #1 in acquisition costs per BOE of $0.52 #2 in future development costs per Boe #7 in drill bit F&D Cost per Boe of $5.71 #15 in average PV/I #18 in future production costs per Boe
6 Proven Execution Reserve Growth 2003-2012 Reserves Prepared by Netherland, Sewell & Associates, Inc. as of December 31 for each respective year. Reserves based upon forward strip pricing as of 12/31/2012 Reserve Replacement Reserve Replacement 2004 2005 2006 2007 2008 2009 2010 2011 2012 2012 (2) 574% 511% 147% 864% 326% 134% 447% 236% -455% 62% 2012 Reserves (2) --132.5 Bcfe --$162.7 million
Building Shareholder Value Building Shareholder Value 7 Niobrara Shale Play
8 Niobrara Shale Acreage Powder River Basin Greater Green River Basin DJ Basin WR Basin 20 sq miles of 3D Seismic reprocessed in Catalina Unit + acquired 2D Heavy natural fracturing based on well data Existing historical Niobrara production adjacent to Atlantic Rim Approximately 18.9% of Atlantic Rim acreage (net) is HBP TOTAL TOTAL Location Location GROSS NET Atlantic Rim--Greater Green River Atlantic Rim--Greater Green River Atlantic Rim--Greater Green River 63,398 36,508 DJ Basin-Wyoming DJ Basin-Wyoming DJ Basin-Wyoming 6,674 6,674 DJ Basin- Nebraska DJ Basin- Nebraska DJ Basin- Nebraska 4,198 4,198 Powder River Basin Powder River Basin Powder River Basin 16,283 16,283 Laramie/Hanna Basin Laramie/Hanna Basin Laramie/Hanna Basin 8,669 8,669 Wind River Basin Wind River Basin Wind River Basin 640 640 Totals Totals 99,862 72,972
Niobrara Shale-Atlantic Rim 9 Niobrara Shale Play-Appraisal Well * Initial test well completed in Q1 2013 * 24 hour IP rate of 467 BOE * API density consistent with WTI * Significant amount of Atlantic Rim acreage HBP * 1,500' of pay; Multiple Benches * DBLE has 95 % WI in well * 825 potential drilling locations * Seismic exists as detailed below K S H
10 Niobrara Shale Central Wyoming & Colorado Source: Entek Energy
11 Niobrara Shale Central Wyoming & Colorado Recent Activity Quicksilver and Shell establish an AMI in Sand Wash Basin to develop ~850,000 acres of Niobrara potential. Three wells have been permitted Entek and East Resources establish an AMI in Sand Wash Basin of Wyoming to develop ~ 87,000 acres of Niobrara potential
Building Shareholder Value Building Shareholder Value 12 Pinedale Anticline * Interest in 184 producing wells * 26% of proved reserves * 260+ future potential wells * Operated by QEP Midstream Pipeline * 12.5 miles of pipeline * 20% utilized * Ability to expand north to WIC Atlantic Rim CBM * Interest in 283 producing CBM wells * 64% of proved reserves * 1,400 future drilling locations in existing units * Catalina Unit Company operated * Other unit operated by Warren Resources HIGHLIGHTS 132.5 Bcfe of Proved Reserves (1) $162.7 million PV-10 value (1) 2013 estimate YE production-28 Mmcfepd Reserves based upon forward strip pricing as of 12/31/2012
Atlantic Rim Project in the Greater Green River Basin 13 270,000 Acres 1,800 total CBM and 200 conventional wells approved by BLM for development over a 20 year program Project is in its early life with 283 wells drilled since 2006 Over pressured, high gas content distinguishes it over other CBM projects Mesaverde Coals reserve and resources build-up Mesaverde Coals reserve and resources build-up Mesaverde Coals reserve and resources build-up Mesaverde Coals reserve and resources build-up GIIP 3.17 Tcf Current Production 63 Mmcfe/d Produced 0.09 Tcf Commercial 1.82 Tcf Resource Potential 0.47 Tcf Expected Recover Factor Expected Recover Factor 79 % Typical Well Spacing 80 acre Play Maturity Early life Source: Wood Mackenzie
14 Historical drilling activity Catalina Unit 83 gross (64 net) wells ~175 total potential future drilling locations 52.6 Bcfe net proved reserves (based upon forward strip pricing at 12/31/2012) Spyglass Hill Unit (including former Sun Dog/Doty Mnt Units) 200 gross (46.9 net wells) ~1,225 total potential future drilling locations 50.0 Bcfe net proved reserves (based upon forward strip pricing at 12/31/2012) 2013 Planned Activity Workovers in Catalina Unit New zones fracked in 12 wells 25 gross CBM wells in Spy Glass Hill Unit The Atlantic Rim
15 Producing Assets Operated by QEP 184 producing wells in three units Mesa A - 22 wells Mesa B - 128 wells Mesa C - 34 wells 2,900 Mcfe/d net production $5.5 million 2013 est cash flow from operations 13 new wells to be brought on in 2013 One of the lowest cost gas producing assets in US $1.30/ Mcfe F&D; $0.80/ Mcfe LOE and trans cost (6/30/13) 30 Bcfe of 2P reserves (1) with $46 MM PV-10 48% PD; 16% PUD; 36% Prob Long-lived reserves Upside Potential Mesa C to be drilled up beginning in 2017-2018; 166 potential additional locations. Double has a 6.4% carried WI Mesa A drilling to begin in 2014; 100 potential additional locations; Double has a .3125% ORRI Pinedale Anticline
Midstream Infrastructure Growing source of fee-based revenue that is independent of gas prices Connects Catalina Unit to interstate pipeline 100% owned by Double Eagle 125 MMcf/d capacity; currently at ~25 MMcf/d Tie-in to third party production and transportation agreement in place Own permits to extend north to additional distribution pipelines Low cost of operations Assures transportation out of Catalina and Spyglass Hill Units for future development volumes 16
Hedge Contracts 16 Double Eagle Petroleum Double Eagle Petroleum Double Eagle Petroleum Double Eagle Petroleum Double Eagle Petroleum Double Eagle Petroleum Current Hedging Positions Current Hedging Positions Current Hedging Positions Current Hedging Positions Current Hedging Positions Current Hedging Positions Volume/day (Mcfe)* Price Beginning Date End Date 2013 Expirations Natural Gas Collar - NYMEX 6,000 $5.00 $5.35 1/1/2013 12/31/2013 Natural Gas Swap - NYMEX 6,000 $5.16 1/1/2013 12/31/2013 Natural Gas Collar - NYMEX 6,000 $3.25 $4.00 1/1/2013 12/31/2013 18,000 approx. % of estimated production 60% 2014 Expirations Natural Gas Swap - NYMEX 5,000 $4.27 1/1/2014 12/31/2014 Natural Gas Collar - NYMEX 5,000 $4.00 $4.50 1/1/2014 12/31/2014 Natural Gas Swap - NYMEX 5,000 $4.20 1/1/2014 12/31/2014 15,000 approx. % of estimated production 60% 2015 Expirations Natural Gas Swap - NYMEX 8,300 $4.28 1/1/2015 12/31/2015 approx. % of estimated production 25% *approximately, these contracts are not daily, but are monthly blocks. *approximately, these contracts are not daily, but are monthly blocks. *approximately, these contracts are not daily, but are monthly blocks. *approximately, these contracts are not daily, but are monthly blocks.
Summary of Reserves and NPV 10% 18 Proved Reserves (Bcfe) Based on NSAI engineered reserve report as of December 31, 2012. Assumes 5-year NYMEX strip pricing as of February 25, 2013. 132.5 Bcfe Proved Reserves 25.3 MMcfepd 2Q13 Net Production Summary of Double Eagle Reserves Based on NSAI engineered reserve report as of December 31, 2012. using 5-year NYMEX forward strip pricingary 25, 2013.